Exhibit 10.7.2

EXECUTION VERSION

SECOND AMENDMENT TO

MASTER REPURCHASE AGREEMENT

SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of February 16, 2012 (this “Amendment”), by and between Barclays Bank PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”) and RAIT CMBS Conduit II, LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below and as amended hereby).

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of November 23, 2011, as amended by that certain First Amendment to the Master Repurchase Agreement, dated as of December 27, 2011, by and between Seller and Purchaser (the “Repurchase Agreement”), and other Transaction Documents; and

WHEREAS, Seller and Purchaser desire to make certain modifications to the Repurchase Agreement.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENT TO REPURCHASE AGREEMENT

(a) The definition of Market Value set forth in Article 2 of the Repurchase Agreement is hereby amended by deleting the second paragraph thereof in its entirety.

(b) The following definitions shall be added to Article 2 of the Repurchase Agreement in the appropriate alphabetical order:

“Global Netting Agreement” shall mean the Global Netting Agreement, dated as of February 16, 2012, by and between Purchaser and Seller, as same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

“Hedging Agreement” shall mean the ISDA Master Agreement, dated as of February 16, 2012, by and between Purchaser and Seller, including the Schedule and ISDA Credit Support Annex related thereto and any Confirmation thereunder, as same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

(c) The definition of Transaction Documents set forth in Article 2 of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Exhibits to this Agreement, the Fee Letter, the Guaranty, the Custodial Agreement, the Interim Servicing Agreement, the Account Control Agreement, the Global Netting Agreement, the Hedging Agreement and all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, and all other documents executed in connection with this Agreement or any Transaction.

(d) Article 13(a) of the Repurchase Agreement is hereby amended by adding the following provision as subclause (xxii) thereof:

“(xxii) The occurrence of an Event of Default or Termination Event (each as defined in the Hedging Agreement), with Seller as the Defaulting Party or Affected Party (each as defined in the Hedging Agreement), respectively.

ARTICLE 2

REPRESENTATIONS

Each of Seller and Purchaser represents and warrants (as to itself) to the other, as of the date of this Amendment, as follows:

(a) all representations and warranties made by it in the Repurchase Agreement are true and correct;

(b) it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c) the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(d) the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(e) this Amendment has been duly executed and delivered by it.

ARTICLE 3

GOVERNING LAW

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-140 1 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 4

MISCELLANEOUS

(a) Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms.

(b) The Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

(c) The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d) This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(e) This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f) This Amendment is a Transaction Document executed pursuant to the Repurchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Repurchase Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

PURCHASER:

BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales

By:	/s/ Larry Kravetz
	Name:	Larry Kravetz
	Title:	Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Master Repurchase Agreement]

SELLER:

RAIT CMBS CONDUIT II, LLC, a Delaware limited liability company

By:	RAIT FUNDING, LLC, a Delaware limited liability company, its sole member and manager

	By:	TABERNA REALTY FINANCE TRUST, a Maryland real estate investment trust, its sole member

		By:	/s/ James J. Sebra
			Name:	JAMES J. SEBRA
			Title:	SVP & CAO

[Signature Page to Second Amendment to Master Repurchase Agreement]